MUTUAL FUND SERIES TRUST

MULTIPLE CLASS PLAN PURSUANT TO RULE 18f-3

EXHIBIT A

SERIES OF THE TRUST

AS AMENDED February 14, 2024

Designated Series	Designated Classes for each Series
AlphaCentric Robotics and Automation Fund	Class A, C, C-1, I and T
AlphaCentric Income Opportunities Fund	Class A, C, C-1, I and T
AlphaCentric Premium Opportunity Fund	Class A, C, C-1, I and T
AlphaCentric Symmetry Strategy Fund	Class A, C C-1, and I
AlphaCentric LifeSci Healthcare Fund	Class A, C C-1, and I
AlphaCentric Strategic Income Fund	Class A, C C-1, and I
Catalyst Systematic Alpha Fund	Class A, C, C-1, I and T
Catalyst/Warrington Strategic Program Fund	Class A, C, C-1, I and T
Catalyst Insider Buying Fund	Class A, C, C-1, I and T
Catalyst Insider Income Fund	Class A, C, C-1, I and T
Catalyst Dynamic Alpha Fund	Class A, C, C-1, I and T
Catalyst/CP World Equity Fund	Class A, C, C-1, I and T
Catalyst/CP Focus Large Cap Fund	Class A, C, C-1, I and T
Catalyst/CP Focus Mid Cap Fund	Class A, C, C-1, I and T
Catalyst Nasdaq-100 Hedged Equity Fund	Class A, C, C-1, I and T
Catalyst Buffered Shield Fund	Class A, C, C-1, I and T
Catalyst/Lyons Tactical Allocation Fund	Class A, C, C-1, I and T
Catalyst/CIFC Senior Secured Income Fund	Class A, C, C-1, I and T
Catalyst/MAP Global Balanced Fund	Class A, C, C-1, I and T
Catalyst/MAP Global Equity Fund	Class A, C, C-1, I and T
Catalyst/SMH High Income Fund	Class A, C, C-1, I and T
Catalyst/SMH Total Return Income Fund	Class A, C, C-1, I and T
Catalyst/Princeton Credit Opportunity Fund	Class A, C, C-1, I and T
Catalyst Energy Infrastructure Fund	Class A, C, C-1, I and T
Catalyst/Millburn Dynamic Commodity Strategy Fund	Class A, C, C-1, I and T
Catalyst/Millburn Hedge Strategy Fund	Class A, C, C-1, I and T
Catalyst Enhanced Income Strategy Fund	Class A, C, C-1, I and T
Catalyst/Aspect Enhanced Multi-Asset Fund	Class A, C, C-1, I and T
Catalyst/Welton Advantage Multi-Strategy Fund	Class A, C, C-1, I and T
Empiric Fund	Class A and C
Eventide Gilead Fund	Class A, C, I, N and T

Eventide Healthcare and Life Sciences Fund	Class A, C, I, N and T
Eventide Balanced Fund	Class A, C, I, N and T
Eventide Dividend Opportunities Fund	Class A, C, I, N and T
Eventide Limited-Term Bond Fund	Class A, C, I, N and T
Eventide Exponential Technologies Fund	Class A, C, I, N and T
Eventide Core Bond Fund	Class A, C, I, N and T
Eventide Large Cap Focus Fund	Class A, C, I, N and T
JAG Large Cap Growth Fund	Class A, C, I and R